                                                                     Exhibit 4.1

  NUMBER                                                                SHARES

---------    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    -----------

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                              ICONIXX CORPORATION
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                   TOTAL AUTHORIZED ISSUE 100,000,000 SHARES

99,850,000 SHARES PAR VALUE $.01 EACH        150,000 SHARES PAR VALUE $.01 EACH
COMMON STOCK                                SERIES A CONVERTIBLE PREFERRED STOCK

                                                               See Reverse for
                                                             Certain Definitions

This is to Certify that                                         is the owner of
                       -----------------------------------------

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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                              Iconixx Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

---------------------------          [SEAL]          ---------------------------
                  SECRETARY                                            PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

   TEN COM  - as tenants in common   UNIF GIFT MIN ACT - ..... Custodian .......
                                                         (Cust)          (Minor)
   TEN ENT  - as tenants by the      under Uniform Gifts to Minors Act .........
              entireties                                                (State)

   JT TEN   - as joint tenants with
              right of survivorship
              and not as tenants in
              common

              Additional abbreviations may also be used though not in the above list

For value received      hereby sell, assign and transfer unto
                  -----

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE.
--------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

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                                                                         Shares
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represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                                                Attorney
        --------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated
           ------------------------    -----
               In presence of

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      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.